                                                                    EXHIBIT 21.1


                                QUIKSILVER, INC.

                     NAMES AND JURISDICTIONS OF SUBSIDIARIES

Subsidiary Name                                                    Jurisdiction
---------------                                                    ------------
QS Retail, Inc.                                                      California
Mervin Manufacturing, Inc.                                           California
Mt. Waimea, Inc.                                                     California
Quiksilver Wetsuits, Inc.                                            California
Hawk Designs, Inc.                                                   California
Fidra, Inc.                                                          California
Quiksilver Australia Pty Ltd                                          Australia
Quiksilver International Pty Ltd                                      Australia
Pavilion Productions Pty Ltd                                          Australia
NaPali Europe, S.A.S.                                                    France
Na Pali, S.A.S.                                                          France
Freestyle, S.A.                                                          France
Kokolo SARL                                                              France
Emerald Coast Europe                                                     France
Infoborn SARL                                                            France
Cariboo, Eurl                                                            France
Lanai                                                            United Kingdom
Gen X Publishing Ltd.                                            United Kingdom
Molokai Ltd.                                                     United Kingdom
Emerald Coast Limited                                            United Kingdom
Kauai GmbH                                                              Germany
Quiksilver Europa, S.L.                                                   Spain
Sumbawa SL                                                                Spain
Haapiti, SRL                                                              Italy